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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 18, 1999


                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)

   New York                       333-64131                       13-3840732
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


           300 Tice Boulevard
           Woodcliff Lake, NJ                                       07675
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(Address of principal executive offices)                          Zip Code


           Registrant's telephone, including area code: (201) 782-9084


                                 Not Applicable
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         (Former name and former address, if changed since last report)




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ITEM 5.           Other Events

                  Acquisition or Disposition of Assets: General

                  On June 18, 1999, Chase Funding, Inc. issued its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-2, such series representing interests in a pool of fixed rate and adjustable rate sub-prime mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated June 16, 1999, as supplemented by the prospectus supplement dated June 16, 1999 (together, the "Prospectus").

                  The Group I Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates and the Class IA-5 Certificates, the Class IM-1 Certificates, the Class IM-2 Certificates and the Class IB Certificates. The Group II Certificates consist of the Class IIA-1 Certificates, the Class IIM-1 Certificates, the Class IIM-2 Certificates and the Class IIB Certificates.

                  The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus. The Mortgage Pool is divided into two separate groups of Mortgage Loans based on whether the interest rate for the related Mortgage Loan is fixed or adjustable. The Group I Certificates represent an undivided ownership interest in the Fixed Rate Mortgage Loan Group and the Group II Certificates represent an undivided interest in the Adjustable Rate Mortgage Loan Group.


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ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------                -----------
4                          Pooling and Servicing Agreement among Chase
                           Funding, Inc., Chase Manhattan Mortgage
                           Corporation, Advanta Mortgage Corp. USA and
                           Citibank, N.A., as trustee, dated as of June 1, 1999, for Chase Funding Mortgage Loan Asset-Backed
                           Certificates, Series 1999-2.


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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHASE FUNDING, INC.



Date: June 18, 1999
                                          By:   /s/ Eileen A. Lindblom
                                                ---------------------------
                                        Name:   Eileen A. Lindblom
                                       Title:   Vice President


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                                INDEX TO EXHIBITS



Exhibit No.                 Description
-----------                 -----------
    4                       Pooling and Servicing Agreement among Chase
                            Funding, Inc., Chase Manhattan Mortgage
                            Corporation, Advanta Mortgage Corp. USA
                            and Citibank, N.A., as trustee, dated as of June
                            1, 1999, for Chase Funding Mortgage Loan
                            Asset-Backed Certificates, Series 1999-2.




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